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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of DIVERSIFIED SECURITY SOLUTIONS,INC. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James E. Henry, Irvin F. Witcosky and Douglas J. Beck, the Chief Executive Officer, the Chief Operating Officer and the Acting Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ James E. Henry
                                        -------------------------------------
                                        James Henry
                                        Chief Executive Officer


                                        /s/ Irvin F. Witcosky
                                        -------------------------------------
                                        Irvin F. Witcosky
                                        Chief Operating Officer


                                        /s/ Douglas Beck
                                        -------------------------------------
                                        Douglas Beck
                                        Chief Financial Officer


March 31, 2004